ING MUTUAL FUNDS

ING Global Real Estate Fund and ING International Real Estate Fund

(each a “Fund” and collectively “Funds”)

ING EQUITY TRUST

ING Real Estate Fund (a “Fund”)

Supplement dated March 18, 2011

to the Funds’ Prospectuses and Statement of Additional Information

On February 15, 2011, ING Groep N.V., the indirect parent of both ING Investments, LLC (“ING Investments”), the Funds’ investment adviser, and ING Clarion Real Estate Securities, LLC (“Clarion”), the Funds’ sub-adviser, announced an agreement with CB Richard Ellis Group, Inc. (“CBRE”) wherein CBRE will acquire the real estate investment business of ING Groep N.V., including Clarion (the “Transaction”).  The Transaction is expected to be completed during the second half of 2011.

On March 3, 2011, each Fund’s Board of Trustees approved a new sub-advisory agreement between Clarion and ING Investments.  A proxy statement detailing the Transaction and the new sub-advisory agreements is expected to be mailed to shareholders on or about April 14, 2011.  If approved by shareholders, the new sub-advisory agreements will become effective upon the closing of the Transaction.  Each Fund’s investment objective and principal investment strategies will not change as a result of the Transaction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE